Other Current Assets, Net	6 Months Ended
Jun. 30, 2025
Other Current Assets, Net [Abstract]
OTHER CURRENT ASSETS, NET

7. OTHER CURRENT ASSETS, NET

Other current assets consisted of the following:

	As of
	June 30, 2025	December 31, 2024

Other receivables due from third parties (1)	11,984	6,214
Deposits due from third parties(2)	5,667	5,506
Others	686	90
Other current assets, gross	18,337	11,810
Less: Allowance for credit losses	(100)	(100)
Other current assets, net	18,237	11,710

(1)	Among the balance of other receivables due from third parties, $8.2 million was secured by collateral digital assets, recorded in “Obligation to Return Collateral Digital Assets,” and accrues interest at an annual rate of 7.5%. The obligations mature between December 2025 and April 2026.

(2)	The balance of deposits due from third parties primarily represented the deposits paid to the owner or operator of mining facilities and will be received upon termination of the service agreements.